                                                                  Exhibit T3A-18

                                    DELAWARE

                                 The First State

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "COVANTA HEBER FIELD ENERGY, INC." AS RECEIVED AND FILED IN THIS OFFICE.

         THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

         CERTIFICATE OF INCORPORATION, FILED THE TWENTY-SIXTH DAY OF NOVEMBER, A.D. 1990, AT 4:30 O'CLOCK P.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "ERCE HYDRO PARTNER II, INC." TO "OGDEN HEBER FIELD ENERGY, INC." FILED THE FIFTEENTH DAY OF OCTOBER, A. D. 1991, AT 9 0' CLOCK A.M.

         RESTATED CERTIFICATE, FILED THE TWENTY-FOURTH DAY OF JANUARY, A.D. 1992, AT 1 O'CLOCK P.M.

         CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-FIRST DAY OF JANUARY, A.D. 1993, AT 9 O'CLOCK AM.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "OGDEN HEBER FIELD ENERGY, INC." TO "COVANTA HEBER FIELD ENERGY, INC.", FILED THE FOURTEENTH DAY OF MARCH, A. D. 2001, AT 9 O`CLOCK A. M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

                                      /s/ Harriet Smith Windsor
                                      ------------------------------------------
                                      Harriet Smith Windsor, Secretary of State
2247465          8100H                AUTHENTICATION: 2949974

040133002                             DATE: 02-24-04

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       Filed 09:00 AM 10/15/1991
                                                           912895068-2247465

                          CERTIFICATE OF INCORPORATION

                                       OF

                           ERCE HYDRO PARTNER II, INC.

         1.       The name of the corporation is:

                           ERCE HYDRO PARTNER II, INC.

         2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         4. The total number of shares of stock which the corporation shall have authority to issue One Thousand Five Hundred (1,500) all of such shares shall be without par value.

         5. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by written ballot.

         6.       The name and mailing address of the incorporator is:

                           M. C. Kinnamon
                           Corporation Trust Center
                           1209 Orange Street
                           Wilmington, Delaware 19801

         I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 26th day of November, 1990.

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       Filed 09:00 AM 10/15/1991
                                                           912895068-2247465

                                    /s/ M.C. Kinnamon
                                    --------------------------------------------
                                    M.C. Kinnamon

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       Filed 09:00 AM 10/15/1991
                                                           912895068-2247465

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                           ERCE HYDRO PARTNER II, INC.

ERCE Hydro Partner II, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

The amendment to the Corporation's Certificate of Incorporation set forth in the following resolution approved by the Corporation's Board of Directors and stockholders was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware:

That the Corporation amend its Certificate of Incorporation as follows:

         1.       The name of the corporation is:

         Ogden Heber Field Energy, Inc.

IN WITNESS WHEREOF, ERCE Hydro Partner I, Inc. has caused this Certificate to be signed and attested by its duly authorized officer, this 30th day of September, 1991.

                                     ERCE HYDRO PARTNER II, INC.

                                     /s/ J. Mark Elliott
                                     -------------------------------------------
                                     J. Mark Elliott, President

                                     ATTEST:

                                     /s/ Sharon G. Province
                                     -------------------------------------------
                                     Sharon G. Province, Secretary

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       Filed 09:00 AM 10/15/1991
                                                           912895068-2247465

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       Filed 09:00 AM 10/15/1991
                                                           912895068-2247465

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                         OGDEN HEBER FIELD ENERGY, INC.

                             a Delaware Corporation

           (Under Section 245 of the Delaware General Corporation Law)

         OGDEN HEBER FIELD ENERGY, INC. (the "Corporation") was originally incorporated as ERCE Hydro Partner II, Inc. The corporation's original Certificate of Incorporation was filed with the Secretary of State of Delaware on November 26, 1990. This Restated Certificate of Incorporation was adopted by the Board of Directors on January 22, 1992 and approved in accordance with the provisions of Sections 228, 242 and 245 of the Delaware General Corporation Law, as amended, by the affirmative written consent of all of the outstanding stock entitled to vote, dated January 22, 1992. The Certificate of Incorporation as previously and herewith amended is hereby restated to read in its entirety as follows:

         1.       The name the Corporation is

                  OGDEN HEBER FIELD ENERGY, INC.

         2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         3. The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         4. The total number of shares of stock which the corporation shall have authority to issue is One Thousand Five Hundred (1,500); all of such shares shall be without par value.

         5. The Board of Directors is authorized to make, alter or repeal the Bylaws of the Corporation. Election of directors need not be by written ballot.

         6. The affirmative vote of the holders of two-thirds of the issued and outstanding shares of common stock entitled to

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       Filed 09:00 AM 10/15/1991
                                                           912895068-2247465

vote shall be necessary to take any of the following corporate actions:

                  (i) any merger, consolidation or sale of all or substantially all the assets of this Corporation;

                  (ii) the filing of a voluntary petition in bankruptcy or the commencement of a voluntary case by this Corporation under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent to the entry of an order for relief in an involuntary case wider any such law, or the application for or consent to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrate (or similar official) of this Corporation or any substantial part of its properties, or the taking of any action in contemplation of any of the foregoing or to liquidate, dissolve or wind up this Corporation; and

                  (iii) any amendment to this Article of the Restated Certificate of Incorporation.

         IN WITNESS WHEREOF, OGDEN HEBER FIELD ENERGY, INC., has caused this Restated Certificate of Incorporation to be executed by J. Mark Elliott, its President, and to be attested to by Sharon G. Province, its Secretary, this 23rd day of January, 1992.

                                             OGDEN HEBER FIELD ENERGY, INC.

                                             By:  /s/ J. Mark Elliott
                                                  ------------------------------
                                                   J. Mark Elliott, President
                                                   President

Attest:

/s/ Sharon G. Province
----------------------------------
Sharon G. Province
Secretary

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       Filed 09:00 AM 10/15/1991
                                                           912895068-2247465

                 CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED
                         OFFICE AND OF REGISTERED AGENT

         It is hereby certified that:

         1. The name of the corporation (hereinafter called the "corporation") is

                         OGDEN HEBER FIELD ENERGY, INC.

         2. The registered office of the corporation within the State of Delaware is hereby changed to 32 Loockerman Square, Suite L-100, City of Dover 19901, County of Kent.

         3. The registered agent of the corporation within the State of Delaware Is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

         4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

         Signed on January 11, 1993.

                                             /s/ Peter Allen
                                             -----------------------------------
                                             Peter Allen Vice-President

-  Attest:

/s/ J.L. Effinger
--------------------------------------------
J.L. Effinger, Asst. Secretary

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                         OGDEN HEBER FIELD ENERGY, INC.

         It is hereby certified that:

         1. The name of the corporation (hereinafter the "corporation") is OGDEN HEBER FIELD ENERGY, INC.

         2. The certificate of incorporation of the corporation is hereby amended by striking out Article One thereof and by substituting in lieu of said Article the following new Article:

                  Article One: The name of the corporation (hereinafter called the "corporation") is COVANTA HEBER FIELD ENERGY, INC.

         3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provision of Section 242 and 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, I have duly executed this certificate of amendment this 14th day of March ___, 2001.

                                               /s/ Patricia Collins
                                               ---------------------------------
                                               Name: Patricia Collins
                                               Title: Asst. Secretary

                                                                  Exhibit T3A-31

                                    DELAWARE

                                                    PAGE 1

                                 The First State

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "COVANTA LONG ISLAND, INC." AS RECEIVED AND FILED IN THIS OFFICE.

         THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

         CERTIFICATE OF INCORPORATION, FILED THE SEVENTH DAY OF OCTOBER, A.D. 1991, AT 4:30 O'CLOCK P.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "OGDEN MARTIN SYSTEMS OF HUNTINGTON RESOURCE RECOVERY EIGHT CORP." TO "OGDEN MARTIN SYSTEMS OF LONG ISLAND, INC.", FILED THE TENTH DAY OF OCTOBER, A.D. 1991, AT 2 O'CLOCK P.M.

         CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-SECOND DAY OF FEBRUARY, A.D. 1996, AT 9 O'CLOCK A.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "OGDEN MARTIN SYSTEMS OF LONG ISLAND, INC." TO "COVANTA LONG ISLAND, INC.", FILED THE FOURTEENTH DAY OF MARCH, A. D. 2001, AT 9 O'CLOCK A.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

                                      /s/ Harriet Smith Windsor
                                      -----------------------------------------
                                      Harriet Smith Windsor, Secretary of State
2275573  8100H                        AUTHENTICATION: 2951496
040135431                                                         DATE: 02-25-04